EXHIBIT 99.2

All information in the following tables is presented on a basis prepared in accordance with U.S. generally accepted accounting principles (GAAP), unless otherwise indicated.

(Preliminary)

                           AMERICAN EXPRESS COMPANY
                  CONDENSED CONSOLIDATED STATEMENTS OF INCOME
                                  (Unaudited)


(Millions)
                                                      Quarters Ended                           Nine Months Ended
                                                       September 30,                             September 30,
                                                  -----------------------   Percentage     -------------------------    Percentage
                                                     2004         2003       Inc/(Dec)        2004            2003       Inc/(Dec)
                                                  ----------   ----------   ----------     ----------      ----------   ----------
Revenues
  Discount revenue                                $   2,535    $   2,221          14.1 %   $   7,432       $   6,349          17.1 %
  Net investment income                                 766          730           4.9         2,292           2,277           0.6
  Management and distribution fees                      732          603          21.2         2,261           1,692          33.6
  Cardmember lending net finance charge revenue         562          476          18.1         1,664           1,511          10.1
  Net card fees                                         474          462           2.5         1,418           1,368           3.7
  Travel commissions and fees                           426          349          22.0         1,311           1,062          23.5
  Other commissions and fees                            574          486          18.2         1,668           1,429          16.7
  Insurance and annuity revenues                        389          345          12.8         1,131           1,000          13.2
  Securitization income, net                            295          301          (1.9)          807             812          (0.6)
  Other                                                 449          446           0.8         1,386           1,298           6.8
                                                  ----------   ----------                  ----------      ----------
    Total revenues                                    7,202        6,419          12.2        21,370          18,798          13.7
                                                  ----------   ----------                  ----------      ----------
Expenses
  Human resources                                     1,796        1,559          15.2         5,414           4,625          17.0
  Marketing, promotion, rewards
    and cardmember services                           1,314        1,016          29.3         3,611           2,735          32.0
  Provision for losses and benefits                   1,054        1,080          (2.3)        3,156           3,265          (3.3)
  Interest                                              216          239          (9.4)          629             700         (10.1)
  Other operating expenses                            1,568        1,463           7.2         4,792           4,318          11.0
  Restructuring charges                                   -           (2)            -             -              (2)            -
                                                  ----------   ----------                  ----------      ----------
    Total expenses                                    5,948        5,355          11.1        17,602          15,641          12.5
                                                  ----------   ----------                  ----------      ----------
Pretax income before accounting change                1,254        1,064          17.7         3,768           3,157          19.3
Income tax provision                                    375          294          27.3         1,148             933          23.0
                                                  ----------   ----------                  ----------      ----------
Income before accounting change                         879          770          14.1         2,620           2,224          17.8
Cumulative effect of accounting change,
  net of tax                                              -            -             -           (71)(A)           -             -
                                                  ----------   ----------                  ----------      ----------
Net income                                        $     879    $     770          14.1     $   2,549       $   2,224          14.6
                                                  ==========   ==========                  ==========      ==========

(A) Reflects a $109 million non-cash pretax charge ($71 million after-tax) related to the January 1, 2004 adoption of SOP 03-1.

(Preliminary)

                           AMERICAN EXPRESS COMPANY
                     CONDENSED CONSOLIDATED BALANCE SHEETS
                                  (Unaudited)


(Billions)

                                                  September 30,   December 31,
                                                      2004            2003
                                                  -------------   ------------
Assets
  Cash and cash equivalents                       $          8    $         6
  Accounts receivable                                       32             31
  Investments                                               59             57
  Loans                                                     32             32
  Separate account assets                                   32             31
  Other assets                                              16             18
                                                  -------------   ------------
    Total assets                                  $        179    $       175
                                                  =============   ============

Liabilities and Shareholders' Equity
  Separate account liabilities                    $         32    $        31
  Short-term debt                                           14             19
  Long-term debt                                            27             21
  Other liabilities                                         90             89
                                                  -------------   ------------
    Total liabilities                                      163            160
                                                  -------------   ------------
  Shareholders' Equity                                      16             15
                                                  -------------   ------------
    Total liabilities and shareholders' equity    $        179    $       175
                                                  =============   ============

(Preliminary)

                           AMERICAN EXPRESS COMPANY
                               FINANCIAL SUMMARY
                                  (Unaudited)


(Millions)
                                                      Quarters Ended                           Nine Months Ended
                                                       September 30,                             September 30,
                                                  -----------------------   Percentage     -------------------------    Percentage
                                                     2004         2003       Inc/(Dec)        2004            2003       Inc/(Dec)
                                                  ----------   ----------   ----------     ----------      ----------   ----------
REVENUES (A)
  Travel Related Services                         $   5,362    $   4,758          12.7 %   $  15,790       $  13,978          13.0 %
  American Express Financial Advisors                 1,714        1,525          12.3         5,205           4,432          17.4
  American Express Bank                                 205          199           2.6           618             596           3.6
                                                  ----------   ----------                  ----------      ----------
                                                      7,281        6,482          12.3        21,613          19,006          13.7
  Corporate and other,
    including adjustments and eliminations              (79)         (63)        (26.2)         (243)           (208)        (17.0)
                                                  ----------   ----------                  ----------      ----------
CONSOLIDATED REVENUES                             $   7,202    $   6,419          12.2     $  21,370       $  18,798          13.7
                                                  ==========   ==========                  ==========      ==========

PRETAX INCOME (LOSS) BEFORE ACCOUNTING CHANGE
  Travel Related Services                         $   1,047    $     892          17.3     $   3,099       $   2,687          15.3
  American Express Financial Advisors                   257          224          14.3           838             611          37.0
  American Express Bank                                  49           41          20.9           139             109          28.0
                                                  ----------   ----------                  ----------      ----------
                                                      1,353        1,157          16.9         4,076           3,407          19.6
  Corporate and other                                   (99)         (93)         (7.0)         (308)           (250)        (23.5)
                                                  ----------   ----------                  ----------      ----------
PRETAX INCOME BEFORE ACCOUNTING CHANGE            $   1,254    $   1,064          17.7     $   3,768       $   3,157          19.3
                                                  ==========   ==========                  ==========      ==========

NET INCOME (LOSS)
  Travel Related Services                         $     726    $     606          19.8     $   2,123       $   1,824          16.4
  American Express Financial Advisors                   186          197          (6.1)          517 (B)         487           6.0
  American Express Bank                                  32           27          18.4            90              73          22.7
                                                  ----------   ----------                  ----------      ----------
                                                        944          830          13.6         2,730           2,384          14.5
  Corporate and other                                   (65)         (60)         (7.4)         (181)           (160)        (12.8)
                                                  ----------   ----------                  ----------      ----------
NET INCOME                                        $     879    $     770          14.1     $   2,549 (B)   $   2,224          14.6
                                                  ==========   ==========                  ==========      ==========

(A) Managed net revenues are reported net of American Express Financial Advisors' provision for losses and benefits and exclude the effect of TRS' securitization activities. The following table reconciles consolidated GAAP revenues to Managed Basis net revenues:

      GAAP revenues                               $   7,202    $   6,419          12.2 %   $  21,370       $  18,798          13.7 %
        Effect of TRS securitizations                   223          255                         698             735
        Effect of AEFA provisions                      (520)        (535)                     (1,553)         (1,567)
                                                  ----------   ----------                  ----------      ----------
      Managed net revenues                        $   6,905    $   6,139          12.4     $  20,515       $  17,966          14.2
                                                  ==========   ==========                  ==========      ==========

(B) Reflects a $109 million non-cash pretax charge ($71 million after-tax) related to the January 1, 2004 adoption of SOP 03-1.

(Preliminary)

                           AMERICAN EXPRESS COMPANY
                         FINANCIAL SUMMARY (CONTINUED)
                                  (UNAUDITED)

                                                     Quarters Ended                         Nine Months Ended
                                                      September 30,                           September 30,
                                                  ---------------------   Percentage     -------------------------  Percentage
                                                    2004         2003      Inc/(Dec)       2004           2003       Inc/(Dec)
                                                  ---------   ---------   ----------     ---------      ---------   ----------
EARNINGS PER COMMON SHARE

BASIC
   Income before accounting change                $   0.70    $   0.60         16.7  %   $   2.07       $   1.73         19.7  %

   Net income                                     $   0.70    $   0.60         16.7  %   $   2.02 (A)   $   1.73         16.8  %
                                                  =========   =========                  =========      =========

   Average common shares outstanding (millions)      1,251       1,278         (2.1) %      1,264          1,287         (1.8) %
                                                  =========   =========                  =========      =========

DILUTED
  Income before accounting change                 $   0.69    $   0.59         16.9  %   $   2.03       $   1.71         18.7  %

  Net income                                      $   0.69    $   0.59         16.9  %   $   1.98 (A)   $   1.71         15.8  %
                                                  =========   =========                  =========      =========

  Average common shares outstanding (millions)       1,275       1,297         (1.7) %      1,289          1,298         (0.7) %
                                                  =========   =========                  =========      =========

Cash dividends declared per common share          $   0.12    $   0.10         20.0  %   $   0.32       $   0.28         14.3  %
                                                  =========   =========                  =========      =========

                       SELECTED STATISTICAL INFORMATION
                                  (Unaudited)

                                                     Quarters Ended                         Nine Months Ended
                                                      September 30,                           September 30,
                                                  ---------------------   Percentage     ------------------------   Percentage
                                                    2004        2003       Inc/(Dec)       2004           2003       Inc/(Dec)
                                                  ---------------------   ----------     ------------------------   ----------
Return on average total shareholders' equity (B)      21.5%       20.4%                      21.5%          20.4%
Common shares outstanding (millions)                 1,255       1,285         (2.4)%       1,255          1,285          (2.4)%
Book value per common share                       $  12.62    $  11.54          9.4 %    $  12.62       $  11.54           9.4 %
Shareholders' equity (billions)                   $   15.8    $   14.8          6.8 %    $   15.8       $   14.8           6.8 %

(A) Reflects a $109 million non-cash pretax charge ($71 million after-tax), or $0.05 per share on both a basic and diluted basis related to the January 1, 2004 adoption of SOP 03-1.

(B) Computed on a trailing 12-month basis using total shareholders' equity as included in the Consolidated Financial Statements prepared in accordance with GAAP.

(Preliminary)

                           AMERICAN EXPRESS COMPANY
                  CONDENSED CONSOLIDATED STATEMENTS OF INCOME
                                  (Unaudited)


(Millions)
                                                                                  Quarters Ended
                                                  -----------------------------------------------------------------------------
                                                  September 30,    June 30,     March 31,       December 31,      September 30,
                                                      2004           2004         2004              2003              2003
                                                  -------------   -----------  -----------      -------------     -------------
Revenues
  Discount revenue                                $      2,535    $   2,529    $    2,368       $     2,432       $      2,221
  Net investment income                                    766          785           741               786                730
  Management and distribution fees                         732          750           779               758                603
  Cardmember lending net finance charge revenue            562          561           541               531                476
  Net card fees                                            474          472           472               467                462
  Travel commissions and fees                              426          468           417               445                349
  Other commissions and fees                               574          565           529               531                486
  Insurance and annuity revenues                           389          378           364               366                345
  Securitization income, net                               295          282           230               293                301
  Other                                                    449          468           469               459                446
                                                  -------------   ----------   -----------      ------------      -------------
    Total revenues                                       7,202        7,258         6,910             7,068              6,419
                                                  -------------   ----------   -----------      ------------      -------------
Expenses
  Human resources                                        1,796        1,839         1,779             1,708              1,559
  Marketing, promotion, rewards
    and cardmember services                              1,314        1,250         1,047             1,166              1,016
  Provision for losses and benefits                      1,054        1,080         1,022             1,164              1,080
  Interest                                                 216          210           203               205                239
  Other operating expenses                               1,568        1,613         1,611             1,735              1,463
  Restructuring charges                                      -            -             -                 -                 (2)
                                                  -------------   ----------   -----------      ------------      -------------
    Total expenses                                       5,948        5,992         5,662             5,978              5,355
                                                  -------------   ----------   -----------      ------------      -------------
Pretax income before accounting change                   1,254        1,266         1,248             1,090              1,064
Income tax provision                                       375          390           383               314                294
                                                  -------------   ----------   -----------      ------------      -------------
Income before accounting change                            879          876           865               776                770
Cumulative effect of accounting change,
  net of tax                                                 -            -           (71)(A)           (13)(B)              -
                                                  -------------   ----------   -----------      ------------      -------------
Net income                                        $        879    $     876    $      794       $       763       $        770
                                                  =============   ==========   ===========      ============      =============

(A) Reflects a $109 million non-cash pretax charge ($71 million after-tax) related to the January 1, 2004 adoption of SOP 03-1.

(B) Reflects a $20 million non-cash pretax charge ($13 million after-tax) related to the December 31, 2003 adoption of FIN 46, as revised.

(Preliminary)

                           AMERICAN EXPRESS COMPANY
                               FINANCIAL SUMMARY
                                  (Unaudited)


(Millions)
                                                                                  Quarters Ended
                                                  -------------------------------------------------------------------------------
                                                  September 30,    June 30,      March 31,        December 31,      September 30,
                                                      2004           2004          2004               2003              2003
                                                  -------------   -----------   -----------       ------------      -------------
REVENUES (A)
  Travel Related Services                         $      5,362    $    5,378    $    5,050        $     5,211       $      4,758
  American Express Financial Advisors                    1,714         1,763         1,728              1,740              1,525
  American Express Bank                                    205           203           210                205                199
                                                  -------------   -----------   -----------       ------------      -------------
                                                         7,281         7,344         6,988              7,156              6,482
  Corporate and other,
    including adjustments and eliminations                 (79)          (86)          (78)               (88)               (63)
                                                  -------------   -----------   -----------       ------------      -------------

CONSOLIDATED REVENUES                             $      7,202    $    7,258    $    6,910        $     7,068       $      6,419
                                                  =============   ===========   ===========       ============      =============

PRETAX INCOME (LOSS) BEFORE ACCOUNTING CHANGE
  Travel Related Services                         $      1,047    $    1,079    $      973        $       884       $        892
  American Express Financial Advisors                      257           264           317                248                224
  American Express Bank                                     49            42            48                 42                 41
                                                  -------------   -----------   -----------       ------------      -------------
                                                         1,353         1,385         1,338              1,174              1,157
  Corporate and other                                      (99)         (119)          (90)               (84)               (93)
                                                  -------------   -----------   -----------       ------------      -------------
PRETAX INCOME BEFORE ACCOUNTING CHANGE            $      1,254    $    1,266    $    1,248        $     1,090       $      1,064
                                                  =============   ===========   ===========       ============      =============

NET INCOME (LOSS)
  Travel Related Services                         $        726    $      732    $      665        $       606       $        606
  American Express Financial Advisors                      186           174           157 (B)            182 (C)            197
  American Express Bank                                     32            28            30                 29                 27
                                                  -------------   -----------   -----------       ------------      -------------
                                                           944           934           852                817                830
  Corporate and other                                      (65)          (58)          (58)               (54)               (60)
                                                  -------------   -----------   -----------       ------------      -------------
NET INCOME                                        $        879    $      876    $      794 (B)    $       763 (C)   $        770
                                                  =============   ===========   ===========       ============      =============

(A) Managed net revenues are reported net of American Express Financial Advisors' provision for losses and benefits and exclude the effect of TRS' securitization activities. The following table reconciles consolidated GAAP revenues to Managed Basis net revenues:

      GAAP revenues                               $      7,202    $    7,258    $    6,910        $     7,068       $      6,419
        Effect of TRS securitizations                      223           196           279                208                255
        Effect of AEFA provisions                         (520)         (532)         (501)              (555)              (535)
                                                  -------------   -----------   -----------       ------------      -------------
        Managed net revenues                      $      6,905    $    6,922    $    6,688        $     6,721       $      6,139
                                                  =============   ===========   ===========       ============      =============

(B) Reflects a $109 million non-cash pretax charge ($71 million after-tax) related to the January 1, 2004 adoption of SOP 03-1.

(C) Reflects a $20 million non-cash pretax charge ($13 million after-tax) related to the December 31, 2003 adoption of FIN 46, as revised.

(Preliminary)

                           AMERICAN EXPRESS COMPANY
                         FINANCIAL SUMMARY (CONTINUED)
                                  (Unaudited)

                                                                                  Quarters Ended
                                                  ------------------------------------------------------------------------------
                                                  September 30,    June 30,      March 31,       December 31,      September 30,
                                                      2004           2004          2004              2003              2003
                                                  -------------   -----------   -----------      ------------      -------------
EARNINGS PER COMMON SHARE

BASIC
  Income before accounting change                 $       0.70    $     0.69    $     0.68       $      0.61       $       0.60

  Net income                                      $       0.70    $     0.69    $     0.62 (A)   $      0.60 (B)   $       0.60
                                                  =============   ===========   ===========      ============      =============

  Average common shares outstanding (millions)           1,251         1,263         1,277             1,277              1,278
                                                  =============   ===========   ===========      ============      =============

DILUTED
  Income before accounting change                 $       0.69    $     0.68    $     0.66       $      0.60       $       0.59

  Net income                                      $       0.69    $     0.68    $     0.61 (A)   $      0.59 (B)   $       0.59
                                                  =============   ===========   ===========      ============      =============

  Average common shares outstanding (millions)           1,275         1,288         1,305             1,299              1,297
                                                  =============   ===========   ===========      ============      =============

Cash dividends declared per common share          $       0.12    $     0.10    $     0.10       $      0.10       $       0.10
                                                  =============   ===========   ===========      ============      =============

                       SELECTED STATISTICAL INFORMATION
                                  (Unaudited)

                                                                                  Quarters Ended
                                                  ------------------------------------------------------------------------------
                                                  September 30,    June 30,      March 31,       December 31,      September 30,
                                                      2004           2004          2004              2003              2003
                                                  -------------   -----------   -----------      ------------      -------------
Return on average total shareholders' equity (C)          21.5%         21.2%         20.7%             20.6%              20.4%
Common shares outstanding (millions)                     1,255         1,267         1,281             1,284              1,285
Book value per common share                       $      12.62    $    11.96    $    12.30       $     11.93       $      11.54
Shareholders' equity (billions)                   $       15.8    $     15.2    $     15.7       $      15.3       $       14.8

(A) Reflects a $109 million non-cash pretax charge ($71 million after-tax), or $0.06 on a basic per share basis and $0.05 on a diluted per share basis, related to the January 1, 2004 adoption of SOP 03-1.

(B) Reflects a $20 million non-cash pretax charge ($13 million after-tax), or $0.01 per share on both a basic and diluted basis, related to the December 31, 2003 adoption of FIN 46, as revised.

(C) Computed on a trailing 12-month basis using total shareholders' equity as included in the Consolidated Financial Statements prepared in accordance with GAAP.

(Preliminary)

                            TRAVEL RELATED SERVICES
                             STATEMENTS OF INCOME
                                  (Unaudited)


(Millions)
                                                     Quarters Ended
                                                      September 30,
                                                  ---------------------    Percentage
                                                    2004        2003        Inc/(Dec)
                                                  ---------   ---------   ------------
Net revenues:
  Discount revenue                                $  2,535    $  2,221           14.1  %
  Lending:
    Finance charge revenue                             714         592           20.7
    Interest expense                                   152         116           31.5
                                                  ---------   ---------
      Net finance charge revenue                       562         476           18.1
  Net card fees                                        474         462            2.5
  Travel commissions and fees                          426         349           22.0
  Other commissions and fees                           563         465           21.0
  Travelers Cheque investment income                    96          90            6.9
  Securitization income, net                           295         301           (1.9)
  Other revenues                                       411         394            4.9
                                                  ---------   ---------
        Total net revenues                           5,362       4,758           12.7
                                                  ---------   ---------
Expenses:
  Marketing, promotion, rewards
    and cardmember services                          1,280         994           28.8
  Provision for losses and claims:
    Charge card                                        206         213           (3.4)
    Lending                                            233         279          (16.3)
    Other                                               84          31              #
                                                  ---------   ---------
      Total                                            523         523              -
  Charge card interest expense                         174         186           (6.4)
  Human resources                                    1,074         938           14.5
  Other operating expenses                           1,264       1,225            3.3
                                                  ---------   ---------
        Total expenses                               4,315       3,866           11.7
                                                  ---------   ---------
Pretax income                                        1,047         892           17.3
Income tax provision                                   321         286           12.1
                                                  ---------   ---------
Net income                                        $    726    $    606           19.8
                                                  =========   =========

# - Denotes a variance of more than 100%.

(Preliminary)

                            TRAVEL RELATED SERVICES
                        SELECTED FINANCIAL INFORMATION
                                  (Unaudited)

Quarters Ended September 30,


(Millions)
                                         GAAP Basis                       Securitization Effect       Managed Basis
                                    ---------------------   Percentage    ---------------------   ---------------------  Percentage
                                      2004        2003       Inc/(Dec)      2004        2003        2004        2003      Inc/(Dec)
                                    ---------   ---------   ----------    ---------   ---------   ---------   ---------  ----------
Net revenues:
  Discount revenue                  $  2,535    $  2,221         14.1 %
  Lending:
    Finance charge revenue               714         592         20.7     $    573    $    585    $  1,287    $  1,177         9.5 %
    Interest expense                     152         116         31.5          108          74         260         190        38.0
                                    ---------   ---------                 ---------   ---------   ---------   ---------
      Net finance charge revenue         562         476         18.1          465         511       1,027         987         4.0
  Net card fees                          474         462          2.5
  Travel commissions and fees            426         349         22.0
  Other commissions and fees             563         465         21.0           53          45         616         510        20.6
  Travelers Cheque investment income      96          90          6.9
  Securitization income, net             295         301         (1.9)        (295)       (301)          -           -           -
  Other revenues                         411         394          4.9
                                    ---------   ---------                 ---------   ---------   ---------   ---------
        Total net revenues             5,362       4,758         12.7          223         255       5,585       5,013        11.4
                                    ---------   ---------                 ---------   ---------   ---------   ---------
Expenses:
  Marketing, promotion, rewards
    and cardmember services            1,280         994         28.8           (6)          -       1,274         994        28.2
  Provision for losses and claims:
    Charge card                          206         213         (3.4)
    Lending                              233         279        (16.3)         232         255         465         534       (13.0)
    Other                                 84          31            #
                                    ---------   ---------                 ---------   ---------   ---------   ---------
      Total                              523         523            -          232         255         755         778        (3.1)
  Charge card interest expense           174         186         (6.4)
  Human resources                      1,074         938         14.5
  Other operating expenses             1,264       1,225          3.3           (3)          -       1,261       1,225         3.0
                                    ---------   ---------                 ---------   ---------   ---------   ---------
        Total expenses                 4,315       3,866         11.7     $    223    $    255    $  4,538    $  4,121        10.1
                                    ---------   ---------                 ---------   ---------   ---------   ---------
Pretax income                          1,047         892         17.3
Income tax provision                     321         286         12.1
                                    ---------   ---------
Net income                          $    726    $    606         19.8
                                    =========   =========

# - Denotes a variance of more than 100%.

Securitization income, net represents revenue related to the Company's securitized loan receivables, which includes net gains and charges from securitization activity, net finance charge revenue on retained interests in securitized loans and servicing income, net of related discounts or fees. Management views the gains from securitizations as discretionary benefits to be used for card acquisition expenses, which are reflected in both marketing, promotion, rewards and cardmember services expenses and other operating expenses. Consequently, the above managed Selected Financial Information for the quarter ended September 30, 2004 assumes that the impact of this net activity of $9 million from lending securitizations was offset by higher marketing, promotion, rewards and cardmember services expenses of $6 million and other operating expenses of $3 million. Accordingly, the incremental expenses, as well as the impact of this net activity, have been eliminated.

(Preliminary)

                            TRAVEL RELATED SERVICES
                        SELECTED FINANCIAL INFORMATION
                                  (Unaudited)

Quarters Ended


(Millions)
                                                GAAP Basis                Securitization Effect                Managed Basis
                                       ----------------------------   ------------------------------    ----------------------------
                                        June      March    December    June       March     December     June      March    December
                                         30,       31,       31,        30,        31,        31,         30,       31,       31,
                                        2004      2004      2003       2004       2004       2003        2004      2004      2003
                                       -------   -------   --------   -------    -------    --------    -------   -------   --------
Net revenues:
  Discount revenue                     $ 2,529   $ 2,368   $  2,432
  Lending:
    Finance charge revenue                 697       668        654   $   489    $   539    $    532    $ 1,186   $ 1,207   $  1,186
    Interest expense                       136       127        123        61         83          84        197       210        207
                                       -------   -------   --------   -------    -------    --------    -------   -------   --------
      Net finance charge revenue           561       541        531       428        456         448        989       997        979
  Net card fees                            472       472        467
  Travel commissions and fees              468       417        445
  Other commissions and fees               551       510        515        50         53          53        601       563        568
  Travelers Cheque investment income        95        93         93
  Securitization income, net               282       230        293      (282)      (230)       (293)         -         -          -
  Other revenues                           420       419        435
                                       -------   -------   --------   -------    -------    --------    -------   -------   --------
        Total net revenues               5,378     5,050      5,211       196        279         208      5,574     5,329      5,419
                                       -------   -------   --------   -------    -------    --------    -------   -------   --------
Expenses:
  Marketing, promotion, rewards
    and cardmember services              1,225     1,023      1,141        (6)        (4)          -      1,219     1,019      1,141
  Provision for losses and claims:
    Charge card                            189       198        227
    Lending                                314       287        330       205        287         208        519       574        538
    Other                                   33        29         28
                                       -------   -------   --------   -------    -------    --------    -------   -------   --------
      Total                                536       514        585       205        287         208        741       801        793
  Charge card interest expense             175       168        187
  Human resources                        1,081     1,065      1,003
  Other operating expenses               1,282     1,307      1,411        (3)        (4)          -      1,279     1,303      1,411
                                       -------   -------   --------   -------    -------    --------    -------   -------   --------
        Total expenses                   4,299     4,077      4,327   $   196    $   279    $    208    $ 4,495   $ 4,356   $  4,535
                                       -------   -------   --------   -------    -------    --------    -------   -------   --------
Pretax income                            1,079       973        884
Income tax provision                       347       308        278
                                       -------   -------   --------
Net income                             $   732   $   665   $    606
                                       =======   =======   ========

Securitization income, net represents revenue related to the Company's securitized loan receivables, which includes net gains and charges from securitization activity, net finance charge revenue on retained interests in securitized loans and servicing income, net of related discounts or fees. Management views the gains from securitizations as discretionary benefits to be used for card acquisition expenses, which are reflected in both marketing, promotion, rewards and cardmember services expenses and other operating expenses. Consequently, the above managed Selected Financial Information for the quarters ended June 30, 2004 and March 31, 2004 assumes that the impact of this net activity of $9 million and $8 million, respectively, from lending securitizations was offset by higher marketing, promotion, rewards and cardmember services expenses of $6 million and $4 million, respectively, and other operating expenses of $3 million and $4 million, respectively. Accordingly, the incremental expenses, as well as the impact of this net activity, have been eliminated.

(Preliminary)

                            TRAVEL RELATED SERVICES
                       SELECTED STATISTICAL INFORMATION
                                  (Unaudited)


(Billions, except percentages and where indicated)
                                                      Quarters Ended
                                                      September 30,
                                                    -------------------     Percentage
                                                      2004       2003       Inc/(Dec)
                                                    --------   --------    -----------
Total cards-in-force (millions) (A):
  United States                                        38.0       35.9            6.1  %
  Outside the United States                            25.3       23.4            7.8
                                                    --------   --------
    Total                                              63.3       59.3            6.8
                                                    ========   ========
Basic cards-in-force (millions):
  United States                                        28.9       27.3            5.9  %
  Outside the United States                            20.8       19.3            7.5
                                                    --------   --------
    Total                                              49.7       46.6            6.5
                                                    ========   ========
Card billed business:
  United States                                     $  75.6    $  66.3           13.9  %
  Outside the United States                            27.2       22.5           20.9
                                                    --------   --------
    Total                                           $ 102.8    $  88.8           15.7
                                                    ========   ========

Average discount rate (A)                              2.57%      2.60%
Average basic cardmember spending (dollars) (A)     $ 2,330    $ 2,101           10.8  %
Average fee per card  - managed (dollars) (A)       $    34    $    35           (2.9) %
Non-Amex brand (B):
  Cards-in-force (millions)                             0.6        0.7           (9.2) %
  Billed business                                   $   1.1    $   1.0            9.4  %
Travel sales                                        $   4.6    $   3.7           23.4  %
  Travel commissions and fees/sales (C)                 9.2%       9.3%
Travelers Cheque and prepaid products:
  Sales                                             $   5.8    $   6.0           (3.1) %
  Average outstanding                               $   7.1    $   7.0            2.5  %
  Average investments                               $   7.6    $   7.4            3.4  %
  Investment yield                                      5.4%       5.2%
  Tax equivalent yield                                  8.3%       8.0%
Total debt                                          $  39.1    $  33.3           17.6  %
Shareholder's equity                                $   9.0    $   8.0           11.5  %
Return on average total shareholder's equity (D)       32.7%      31.2%
Return on average total assets (E)                      3.5%       3.4%

(A) Cards-in-force include proprietary cards and cards issued under network partnership agreements outside the United States. Average discount rate, average basic cardmember spending and average fee per card are computed from proprietary card activities only.

(B) These data relate to Visa and Eurocards issued in connection with joint venture activities.

(C)  Computed from information provided herein.

(D) Computed on a trailing 12-month basis using total shareholder's equity as included in the Consolidated Financial Statements prepared in accordance with GAAP.

(E) Computed on a trailing 12-month basis using total assets as included in the Consolidated Financial Statements prepared in accordance with GAAP.

(Preliminary)

                            TRAVEL RELATED SERVICES
                 SELECTED STATISTICAL INFORMATION (CONTINUED)
                                  (Unaudited)


(Billions, except percentages and where indicated)
                                             Quarters Ended
                                              September 30,
                                           --------------------    Percentage
                                            2004        2003        Inc/(Dec)
                                           --------    --------    -----------
Worldwide charge card receivables:
  Total receivables                        $  28.6     $  26.4            8.5  %
  90 days past due as a % of total             1.8%        2.0%
  Loss reserves (millions)                 $   847     $   921           (8.1) %
    % of receivables                           3.0%        3.5%
    % of 90 days past due                      160%        174%
  Net loss ratio as a % of charge volume      0.26%       0.28%

Worldwide lending - owned basis:
  Total loans                              $  25.2     $  22.6           11.9  %
  Past due loans as a % of total:
    30-89 days                                 1.6%        1.7%
    90+ days                                   0.9%        1.1%
  Loss reserves (millions):
    Beginning balance                      $ 1,030     $ 1,017            1.3  %
      Provision                                205         261          (21.9)
      Net charge-offs                         (255)       (282)          (9.9)
      Other                                     28         (58)             #
                                           --------    --------
    Ending balance                         $ 1,008     $   938            7.5
                                           ========    ========
    % of loans                                 4.0%        4.2%
    % of past due                              159%        150%
  Average loans                            $  26.2     $  22.5           16.5  %
  Net write-off rate                           3.9%        5.0%
  Net interest yield                           9.3%        9.2%

Worldwide lending - managed basis:
  Total loans                              $  45.6     $  42.1            8.2  %
  Past due loans as a % of total:
    30-89 days                                 1.6%        1.7%
    90+ days                                   0.9%        1.1%
  Loss reserves (millions):
    Beginning balance                      $ 1,535     $ 1,594           (3.7) %
      Provision                                437         518          (15.7)
      Net charge-offs                         (463)       (535)         (13.6)
      Other                                     28         (58)             #
                                           --------    --------
    Ending balance                         $ 1,537     $ 1,519            1.2
                                           ========    ========
    % of loans                                 3.4%        3.6%
    % of past due                              132%        128%
  Average loans                            $  45.3     $  42.1            7.9  %
  Net write-off rate                           4.1%        5.1%
  Net interest yield                           8.6%        9.0%

# - Denotes a variance of more than 100%.

(Preliminary)

                            TRAVEL RELATED SERVICES
                             STATEMENTS OF INCOME
                                  (Unaudited)


(Millions)
                                                                         Quarters Ended
                                            ------------------------------------------------------------------------
                                            September 30,    June 30,    March 31,    December 31,    September 30,
                                                2004           2004        2004           2003            2003
                                            --------------   ---------   ----------   -------------   --------------
Net revenues:
  Discount revenue                          $       2,535    $  2,529    $   2,368    $      2,432    $       2,221
  Lending:
    Finance charge revenue                            714         697          668             654              592
    Interest expense                                  152         136          127             123              116
                                            --------------   ---------   ----------   -------------   --------------
      Net finance charge revenue                      562         561          541             531              476
  Net card fees                                       474         472          472             467              462
  Travel commissions and fees                         426         468          417             445              349
  Other commissions and fees                          563         551          510             515              465
  Travelers Cheque investment income                   96          95           93              93               90
  Securitization income, net                          295         282          230             293              301
  Other revenues                                      411         420          419             435              394
                                            --------------   ---------   ----------   -------------   --------------
       Total net revenues                           5,362       5,378        5,050           5,211            4,758
                                            --------------   ---------   ----------   -------------   --------------
Expenses:
  Marketing, promotion, rewards
    and cardmember services                         1,280       1,225        1,023           1,141              994
  Provision for losses and claims:
    Charge card                                       206         189          198             227              213
    Lending                                           233         314          287             330              279
    Other                                              84          33           29              28               31
                                            --------------   ---------   ----------   -------------   --------------
      Total                                           523         536          514             585              523
  Charge card interest expense                        174         175          168             187              186
  Human resources                                   1,074       1,081        1,065           1,003              938
  Other operating expenses                          1,264       1,282        1,307           1,411            1,225
                                            --------------   ---------   ----------   -------------   --------------
       Total expenses                               4,315       4,299        4,077           4,327            3,866
                                            --------------   ---------   ----------   -------------   --------------
Pretax income                                       1,047       1,079          973             884              892
Income tax provision                                  321         347          308             278              286
                                            --------------   ---------   ----------   -------------   --------------
Net income                                  $         726    $    732    $     665    $        606    $         606
                                            ==============   =========   ==========   =============   ==============

(Preliminary)

                            TRAVEL RELATED SERVICES
                      SELECTED MANAGED BASIS INFORMATION
                                  (Unaudited)


(Millions)
                                                                         Quarters Ended
                                            ------------------------------------------------------------------------
                                            September 30,    June 30,    March 31,    December 31,    September 30,
                                                2004           2004        2004           2003            2003
                                            --------------   ---------   ----------   -------------   --------------
Lending finance charge revenue              $       1,287    $  1,186    $   1,207    $      1,186    $       1,177
Lending interest expense                              260         197          210             207              190
Other commissions and fees                            616         601          563             568              510
Marketing, promotion, rewards
  and cardmember services                           1,274       1,219        1,019           1,141              994
Lending provision                                     465         519          574             538              534
Other operating expenses                            1,261       1,279        1,303           1,411            1,225

Note:  See prior page for comparable GAAP measures.

(Preliminary)

                            TRAVEL RELATED SERVICES
                       SELECTED STATISTICAL INFORMATION
                                  (Unaudited)


(Billions, except percentages and where indicated)
                                                                                 Quarters Ended
                                                    ----------------------------------------------------------------------------
                                                    September 30,     June 30,     March 31,     December 31,     September 30,
                                                        2004            2004         2004           2003             2003
                                                    --------------    ---------    ----------    -------------    --------------
Total cards-in-force (millions) (A):
  United States                                              38.0         37.5          37.0             36.4              35.9
  Outside the United States                                  25.3         25.0          24.6             24.1              23.4
                                                    --------------    ---------    ----------    -------------    --------------
      Total                                                  63.3         62.5          61.6             60.5              59.3
                                                    ==============    =========    ==========    =============    ==============
Basic cards-in-force (millions):
  United States                                              28.9         28.5          28.1             27.7              27.3
  Outside the United States                                  20.8         20.8          20.4             19.9              19.3
                                                    --------------    ---------    ----------    -------------    --------------
      Total                                                  49.7         49.3          48.5             47.6              46.6
                                                    ==============    =========    ==========    =============    ==============
Card billed business:
  United States                                     $        75.6     $   75.7     $    70.1     $       72.3     $        66.3
  Outside the United States                                  27.2         26.7          25.3             26.2              22.5
                                                    --------------    ---------    ----------    -------------    --------------
      Total                                         $       102.8     $  102.4     $    95.4     $       98.5     $        88.8
                                                    ==============    =========    ==========    =============    ==============

Average discount rate (A)                                    2.57%        2.56%         2.59%            2.56%             2.60%
Average basic cardmember spending (dollars) (A)     $       2,330     $  2,339     $   2,202     $      2,314     $       2,101
Average fee per card - managed (dollars) (A)        $          34     $     34     $      35     $         35     $          35
Non-Amex brand (B):
  Cards-in-force (millions)                                   0.6          0.7           0.7              0.7               0.7
  Billed business                                   $         1.1     $    1.0     $     1.0     $        1.1     $         1.0
Travel sales                                        $         4.6     $    5.2     $     4.8     $        4.7     $         3.7
  Travel commissions and fees/sales (C)                       9.2%         9.0%          8.7%             9.5%              9.3%
Travelers Cheque and prepaid products:
  Sales                                             $         5.8     $    4.8     $     4.4     $        4.7     $         6.0
  Average outstanding                               $         7.1     $    6.9     $     6.8     $        6.6     $         7.0
  Average investments                               $         7.6     $    7.3     $     7.3     $        7.1     $         7.4
  Investment yield                                            5.4%         5.5%          5.4%             5.5%              5.2%
  Tax equivalent yield                                        8.3%         8.5%          8.3%             8.4%              8.0%
Total debt                                          $        39.1     $   38.8     $    38.7     $       38.4     $        33.3
Shareholder's equity                                $         9.0     $    8.6     $     8.1     $        7.9     $         8.0
Return on average total shareholder's equity (D)             32.7%        32.1%         31.7%            31.3%             31.2%
Return on average total assets (E)                            3.5%         3.4%          3.4%             3.4%              3.4%

(A) Cards-in-force include proprietary cards and cards issued under network partnership agreements outside the United States. Average discount rate, average basic cardmember spending and average fee per card are computed from proprietary card activities only.

(B) These data relate to Visa and Eurocards issued in connection with joint venture activities.

(C)  Computed from information provided herein.

(D) Computed on a trailing 12-month basis using total shareholder's equity as included in the Consolidated Financial Statements prepared in accordance with GAAP.

(E) Computed on a trailing 12-month basis using total assets as included in the Consolidated Financial Statements prepared in accordance with GAAP.

(Preliminary)

                            TRAVEL RELATED SERVICES
                 SELECTED STATISTICAL INFORMATION (CONTINUED)
                                  (Unaudited)


(Billions, except percentages and where indicated)
                                                                         Quarters Ended
                                            ------------------------------------------------------------------------
                                            September 30,    June 30,    March 31,    December 31,    September 30,
                                                2004          2004         2004           2003            2003
                                            --------------   ---------   ----------   -------------   --------------
Worldwide charge card receivables:
  Total receivables                         $        28.6    $   28.4    $    27.9    $       28.4    $        26.4
  90 days past due as a % of total                    1.8%        1.9%         2.0%            1.9%             2.0%
  Loss reserves (millions)                  $         847    $    864    $     896    $        916    $         921
    % of receivables                                  3.0%        3.0%         3.2%            3.2%             3.5%
    % of 90 days past due                             160%        163%         164%            171%             174%
  Net loss ratio as a % of charge volume             0.26%       0.25%        0.26%           0.27%            0.28%

Worldwide lending - owned basis:
  Total loans                               $        25.2    $   26.4    $    24.5    $       25.8    $        22.6
  Past due loans as a % of total:
    30-89 days                                        1.6%        1.5%         1.7%            1.6%             1.7%
    90+ days                                          0.9%        1.0%         1.1%            1.1%             1.1%
  Loss reserves (millions):
    Beginning balance                       $       1,030    $    994    $     998    $        938    $       1,017
      Provision                                       205         282          257             304              261
      Net charge-offs                                (255)       (267)        (264)           (275)            (282)
      Other                                            28          21            3              31              (58)
                                            --------------   ---------   ----------   -------------   --------------
    Ending balance                          $       1,008    $  1,030    $     994    $        998    $         938
                                            ==============   =========   ==========   =============   ==============
    % of loans                                        4.0%        3.9%         4.1%            3.9%             4.2%
    % of past due                                     159%        154%         145%            146%             150%
  Average loans                             $        26.2    $   25.9    $    25.1    $       23.8    $        22.5
  Net write-off rate                                  3.9%        4.1%         4.2%            4.6%             5.0%
  Net interest yield                                  9.3%        9.4%         9.4%            9.6%             9.2%

Worldwide lending - managed basis:
  Total loans                               $        45.6    $   45.1    $    44.8    $       45.3    $        42.1
  Past due loans as a % of total:
    30-89 days                                        1.6%        1.5%         1.7%            1.6%             1.7%
    90+ days                                          0.9%        1.0%         1.0%            1.1%             1.1%
  Loss reserves (millions):
    Beginning balance                       $       1,535    $  1,570    $   1,541    $      1,519    $       1,594
      Provision                                       437         486          545             511              518
      Net charge-offs                                (463)       (504)        (519)           (520)            (535)
      Other                                            28         (17)           3              31              (58)
                                            --------------   ---------   ----------   -------------   --------------
    Ending balance                          $       1,537    $  1,535    $   1,570    $      1,541    $       1,519
                                            ==============   =========   ==========   =============   ==============
    % of loans                                        3.4%        3.4%         3.5%            3.4%             3.6%
    % of past due                                     132%        136%         128%            127%             128%
  Average loans                             $        45.3    $   44.9    $    44.8    $       43.3    $        42.1
  Net write-off rate                                  4.1%        4.5%         4.6%            4.8%             5.1%
  Net interest yield                                  8.6%        8.6%         8.7%            8.7%             9.0%

(Preliminary)

                      AMERICAN EXPRESS FINANCIAL ADVISORS
                             STATEMENTS OF INCOME
                                  (Unaudited)


(Millions)
                                               Quarters Ended
                                                September 30,
                                            ---------------------   Percentage
                                              2004        2003       Inc/(Dec)
                                            ---------   ---------   -----------
Revenues:
  Management and distribution fees          $    733    $    606          21.1 %
  Net investment income                          581         551           5.5
  Other revenues                                 400         368           8.2
                                            ---------   ---------
    Total revenues                             1,714       1,525          12.3
                                            ---------   ---------

Expenses:
  Provision for losses and benefits:
    Annuities                                    252         277          (8.8)
    Insurance                                    223         212           4.8
    Investment certificates                       45          46          (1.2)
                                            ---------   ---------
      Total                                      520         535          (2.8)
  Human resources                                612         511          19.9
  Other operating expenses                       325         255          26.9
                                            ---------   ---------
    Total expenses                             1,457       1,301          12.0
                                            ---------   ---------
Pretax income                                    257         224          14.3
Income tax provision                              71          27             #
                                            ---------   ---------
Net income                                  $    186    $    197          (6.1)
                                            =========   =========

# - Denotes a variance of more than 100%.

(Preliminary)

                      AMERICAN EXPRESS FINANCIAL ADVISORS
                       SELECTED STATISTICAL INFORMATION
                                  (Unaudited)


(Millions, except percentages and where indicated)
                                               Quarters Ended
                                                September 30,
                                            ---------------------     Percentage
                                              2004        2003         Inc/(Dec)
                                            ---------   ---------     -----------
Investments (billions) (A)                  $   43.1    $   42.3           1.9  %
Client contract reserves (billions)         $   42.9    $   40.8           5.2  %
Shareholder's equity (billions)             $    6.9    $    7.1          (3.3) %
Return on average total shareholder's equity
  before accounting change (B)                  11.4%       10.1%
Return on average total
  shareholder's equity (B)                      10.1%       10.1%

Life insurance inforce (billions)           $  142.5    $  127.5          11.7  %
Assets owned, managed or
  administered (billions):
    Assets managed for institutions         $  127.4    $  116.7           9.2  %
    Assets owned, managed or administered
      for individuals:
      Owned assets:
        Separate account assets                 32.4        27.6          17.2
        Other owned assets                      59.6        53.3          11.8
                                            ---------   ---------
          Total owned assets                    92.0        80.9          13.7
      Managed assets                           108.6        96.6          12.4
      Administered assets                       55.3        45.6          21.4
                                            ---------   ---------
        Total                               $  383.3    $  339.8          12.8
                                            =========   =========

Market appreciation (depreciation) and foreign
  currency translation during the period:
  Owned assets:
    Separate account assets                 $   (377)   $    613             #
    Other owned assets                      $    752    $   (388)            #
  Managed assets                            $   (194)   $  2,134             #

Cash sales:
  Mutual funds                              $  8,066    $  7,361           9.6  %
  Annuities                                    1,887       1,866           1.1
  Investment certificates                      1,786       1,542          15.8
  Life and other insurance products              239         198          21.0
  Institutional                                1,664         680             #
  Other                                          991       1,595         (37.8)
                                            ---------   ---------
Total cash sales                            $ 14,633    $ 13,242          10.5
                                            =========   =========
Number of financial advisors                  12,071      11,742           2.8  %
Fees from financial plans and               $   28.1    $   34.9         (19.6) %
  advice services
Percentage of total sales from financial
  plans and advice services                     75.4%       75.0%

# - Denotes a variance of more than 100%.

(A)  Excludes cash, derivatives, short-term and other investments.

(B) Computed on a trailing 12-month basis using total shareholder's equity as included in the Consolidated Financial Statements prepared in accordance with GAAP.

(Preliminary)

                      AMERICAN EXPRESS FINANCIAL ADVISORS
                             STATEMENTS OF INCOME
                                  (Unaudited)


(Millions)
                                                                           Quarters Ended
                                            ------------------------------------------------------------------------------
                                            September 30,    June 30,    March 31,       December 31,       September 30,
                                                2004           2004        2004              2003               2003
                                            --------------   ---------   ----------      -------------      --------------
Revenues:
   Management and distribution fees         $         733    $    752    $     781       $        759       $         606
   Net investment income                              581         603          556                599                 551
  Other revenues                                      400         408          391                382                 368
                                            --------------   ---------   ----------      -------------      --------------
   Total revenues                                   1,714       1,763        1,728              1,740               1,525
                                            --------------   ---------   ----------      -------------      --------------

Expenses:
  Provision for losses and benefits:
    Annuities                                         252         266          255                274                 277
    Insurance                                         223         218          201                226                 212
    Investment certificates                            45          48           45                 55                  46
                                            --------------   ---------   ----------      -------------      --------------
      Total                                           520         532          501                555                 535
  Human resources                                     612         646          603                592                 511
  Other operating expenses                            325         321          307                345                 255
                                            --------------   ---------   ----------      -------------      --------------
    Total expenses                                  1,457       1,499        1,411              1,492               1,301
                                            --------------   ---------   ----------      -------------      --------------
Pretax income before accounting change                257         264          317                248                 224
Income tax provision                                   71          90           89                 53                  27
                                            --------------   ---------   ----------      -------------      --------------
Income before accounting change                       186         174          228                195                 197
Cumulative effect of accounting change,
  net of tax                                            -           -          (71)(A)            (13)(B)               -
                                            --------------   ---------   ----------      -------------      --------------
Net income                                  $         186    $    174    $     157       $        182       $         197
                                            ==============   =========   ==========      =============      ==============

(A) Reflects a $109 million non-cash pretax charge ($71 million after-tax) related to the January 1, 2004 adoption of SOP 03-1.

(B) Reflects a $20 million non-cash pretax charge ($13 million after-tax) related to the December 31, 2003 adoption of FIN 46, as revised.

(Preliminary)

                      AMERICAN EXPRESS FINANCIAL ADVISORS
                       SELECTED STATISTICAL INFORMATION
                                  (Unaudited)


(Millions, except percentages and where indicated)
                                                                          Quarters Ended
                                            ---------------------------------------------------------------------------
                                            September 30,    June 30,    March 31,    December 31,       September 30,
                                                2004           2004        2004           2003               2003
                                            --------------   ---------   ----------   -------------      --------------
Investments (billions) (A)                  $        43.1    $   41.8    $    43.4    $       42.1       $        42.3
Client contract reserves (billions)         $        42.9    $   41.9    $    41.6    $       41.2       $        40.8
Shareholder's equity (billions)             $         6.9    $    6.3    $     7.4    $        7.1       $         7.1
Return on average total shareholder's
  equity before accounting change (B)                11.4%       11.7%        11.5%           10.4%               10.1%
Return on average total shareholder's
  equity (B)                                         10.1%       10.5%        10.2%           10.2%               10.1%

Life insurance inforce (billions)           $       142.5    $  139.1    $   135.0    $      131.4       $       127.5
Assets owned, managed or
  administered (billions):
    Assets managed for institutions         $       127.4    $  125.5    $   123.4    $      116.4 (C)   $       116.7
    Assets owned, managed or administered
      for individuals:
      Owned assets:
        Separate account assets                      32.4        32.9         32.4            30.8                27.6
        Other owned assets                           59.6        57.9         58.9            53.8 (D)            53.3
                                            --------------   ---------   ----------   -------------      --------------
          Total owned assets                         92.0        90.8         91.3            84.6                80.9
      Managed assets                                108.6       108.8        109.3           110.2                96.6
      Administered assets                            55.3        55.3         54.4            54.1                45.6
                                            --------------   ---------   ----------   -------------      --------------
        Total                               $       383.3    $  380.4    $   378.4    $      365.3       $       339.8
                                            ==============   =========   ==========   =============      ==============
Market appreciation (depreciation) and
  foreign currency translation during the
  period:
   Owned assets:
    Separate account assets                 $        (377)   $   (101)   $     756    $      2,752       $         613
    Other owned assets                      $         752    $ (1,476)   $     713    $       (275)      $        (388)
  Managed assets                            $        (194)   $    232    $   5,453    $     15,767       $       2,134

Cash sales:
  Mutual funds                              $       8,066    $  8,480    $   9,799    $      9,096       $       7,361
  Annuities                                         1,887       1,912        2,186           1,683               1,866
  Investment certificates                           1,786       1,445        1,324           1,520               1,542
  Life and other insurance products                   239         221          218             212                 198
  Institutional                                     1,664       2,841        1,415             939                 680
  Other                                               991       1,116        1,292             978               1,595
                                            --------------   ---------   ----------   -------------      --------------
Total cash sales                            $      14,633    $ 16,015    $  16,234    $     14,428       $      13,242
                                            ==============   =========   ==========   =============      ==============
Number of financial advisors                       12,071      11,943       12,070          12,121              11,742
Fees from financial plans and advice
  services                                  $        28.1    $   39.3    $    33.2    $       20.6       $        34.9
Percentage of total sales from financial
  plans and advice services                          75.4%       74.6%        75.3%           74.6%               75.0%

(A)  Excludes cash, derivatives, short-term and other investments.

(B) Computed on a trailing 12-month basis using total shareholder's equity as included in the Consolidated Financial Statements prepared in accordance with GAAP.

(C) As a result of AEFA's December 31, 2003 adoption of FIN 46, as revised, managed assets decreased by $3.8 billion.

(D) As a result of AEFA's December 31, 2003 adoption of FIN 46, as revised, $0.5 billion of additional assets were consolidated.

(Preliminary)

                             AMERICAN EXPRESS BANK
                             STATEMENTS OF INCOME
                                  (Unaudited)


(Millions)
                                               Quarters Ended
                                                September 30,
                                            ---------------------   Percentage
                                              2004        2003       Inc/(Dec)
                                            ---------   ---------   -----------
Net revenues:
  Interest income                           $    132    $    139          (5.3)%
  Interest expense                                56          52           8.2
                                            ---------   ---------
    Net interest income                           76          87         (13.4)
  Commissions and fees                            69          58          19.7
  Foreign exchange income and other
    revenues                                      60          54          10.4
                                            ---------   ---------
    Total net revenues                           205         199           2.6
                                            ---------   ---------
Expenses:
  Human resources                                 71          71          (0.9)
  Other operating expenses                        74          69           7.2
  Provision for losses                            11          20         (45.6)
  Restructuring charges                            -          (2)            -
                                            ---------   ---------
    Total expenses                               156         158          (2.0)
                                            ---------   ---------
Pretax income                                     49          41          20.9
Income tax provision                              17          14          25.8
                                            ---------   ---------
Net income                                  $     32    $     27          18.4
                                            =========   =========

(Preliminary)

                             AMERICAN EXPRESS BANK
                       SELECTED STATISTICAL INFORMATION
                                  (Unaudited)

(Billions, except percentages and where indicated)
                                                                Quarters Ended
                                                                 September 30,
                                                        -----------------------------    Percentage
                                                            2004            2003         Inc/(Dec)
                                                        -------------   -------------   -------------
Total shareholder's equity (millions)                   $        931    $        952            (2.2)%
Return on average total shareholder's equity (A)                12.4%           10.4%
Return on average total assets (B)                              0.85%           0.74%
Total loans                                             $        6.4    $        6.2             2.7%
Total non-performing loans (millions) (C)               $         32    $         84           (62.6)%
Other non-performing assets (millions)                  $          1    $         15           (91.0)%
Reserve for credit losses (millions) (D)                $         98    $        125           (22.1)%
Loan loss reserve as a % of total loans                          1.5%            1.9%
Total Personal Financial Services (PFS) loans           $        1.3    $        1.4            (5.3)%
30+ days past due PFS loans as a % of total PFS loans            5.1%            5.3%
Deposits                                                $       10.5    $       10.6            (1.1)%
Assets managed (E) / administered                       $       17.6    $       15.0            17.6%
Assets of non-consolidated joint ventures (F)           $        1.7    $        1.7             2.5%
Risk-based capital ratios (G):
  Tier 1                                                        10.8%           10.5%
  Total                                                         10.6%           10.8%
Leverage ratio                                                   5.7%            6.0%

(A) Computed on a trailing 12-month basis using total shareholder's equity as included in the Consolidated Financial Statements prepared in accordance with GAAP.

(B) Computed on a trailing 12-month basis using total assets as included in the Consolidated Financial Statements prepared in accordance with GAAP.

(C) AEB defines non-performing loans as loans (other than certain smaller-balance loans) on which the accrual of interest is discontinued because the contractual payment of principal or interest has become 90 days past due or if, in management's opinion, the borrower is unlikely to meet its contractual obligations. For smaller-balance loans, management establishes reserves it believes to be adequate to absorb credit losses inherent in the portfolio.
     Generally, these loans are written off in full when an impairment is determined or when the loan becomes 120 or 180 days past due, depending on loan type.

(D)  Allocation of reserves (millions):

     Loans                                              $         96    $        117
     Other assets, primarily matured foreign
      exchange and other derivative contracts                      1               6
     Other credit-related commitments                              1               2
                                                        -------------   -------------
      Total reserve for credit losses                   $         98    $        125
                                                        =============   =============

(E)  Includes assets managed by American Express Financial Advisors.

(F) Excludes American Express International Deposit Company's total assets (which are 100% consolidated at AEFA) for each period presented (and which totaled $5.2 billion at September 30, 2004).

(G)  Based on legal entity financial information.

(Preliminary)

                             AMERICAN EXPRESS BANK
                             STATEMENTS OF INCOME
                                  (Unaudited)


(Millions)
                                                                             Quarters Ended
                                                ------------------------------------------------------------------------
                                                September 30,    June 30,    March 31,    December 31,    September 30,
                                                    2004           2004        2004           2003            2003
                                                --------------   ---------   ----------   -------------   --------------
Net revenues:
  Interest income                               $         132    $    131    $     134    $        139    $         139
  Interest expense                                         56          51           53              57               52
                                                --------------   ---------   ----------   -------------   --------------
    Net interest income                                    76          80           81              82               87
  Commissions and fees                                     69          70           70              68               58
  Foreign exchange income and other revenues               60          53           59              55               54
                                                --------------   ---------   ----------   -------------   --------------
    Total net revenues                                    205         203          210             205              199
                                                --------------   ---------   ----------   -------------   --------------

Expenses:
  Human resources                                          71          71           75              75               71
  Other operating expenses                                 74          78           81              67               69
  Provision for losses                                     11          12            6              21               20
  Restructuring charges                                     -           -            -               -               (2)
                                                --------------   ---------   ----------   -------------   --------------
    Total expenses                                        156         161          162             163              158
                                                --------------   ---------   ----------   -------------   --------------
Pretax income                                              49          42           48              42               41
Income tax provision                                       17          14           18              13               14
                                                --------------   ---------   ----------   -------------   --------------
Net income                                      $          32    $     28    $      30    $         29    $          27
                                                ==============   =========   ==========   =============   ==============

(Preliminary)

                             AMERICAN EXPRESS BANK
                       SELECTED STATISTICAL INFORMATION
                                  (Unaudited)


(Billions, except percentages and where indicated)
                                                                                Quarters Ended
                                                   -------------------------------------------------------------------------
                                                   September 30,    June 30,    March 31,     December 31,    September 30,
                                                       2004           2004        2004            2003            2003
                                                   --------------   ---------   ----------    -------------   --------------
Total shareholder's equity (millions)              $         931    $    953    $     992     $        949    $         952
Return on average total shareholder's equity (A)            12.4%       11.9%        11.9%            10.8%            10.4%
Return on average total assets (B)                          0.85%       0.81%        0.81%            0.74%            0.74%
Total loans                                        $         6.4    $    6.5    $     6.4     $        6.5    $         6.2
Total non-performing loans (millions) (C)          $          32    $     50    $      69     $         78    $          84
Other non-performing assets (millions)             $           1    $      2    $      10     $         15    $          15
Reserve for credit losses (millions) (D)           $          98    $    105    $     113     $        121    $         125
Loan loss reserve as a % of total loans                      1.5%        1.6%         1.7%             1.7%             1.9%
Total Personal Financial Services (PFS) loans      $         1.3    $    1.3    $     1.3     $        1.4    $         1.4
30+ days past due PFS loans as a % of total
  PFS loans                                                  5.1%        5.5%         5.5%             6.6%             5.3%
Deposits                                           $        10.5    $   11.2    $    10.7     $       10.8    $        10.6
Assets managed (E) / administered                  $        17.6    $   16.9    $    16.8     $       16.2    $        15.0
Assets of non-consolidated joint ventures (F)      $         1.7    $    1.7    $     1.8     $        1.7    $         1.7
Risk-based capital ratios (G):
  Tier 1                                                    10.8%       12.0%        11.7%            11.4%            10.5%
  Total                                                     10.6%       11.8%        11.5%            11.3%            10.8%
Leverage ratio                                               5.7%        5.9%         5.7%             5.5%             6.0%

(A) Computed on a trailing 12-month basis using total shareholder's equity as included in the Consolidated Financial Statements prepared in accordance with GAAP.

(B) Computed on a trailing 12-month basis using total assets as included in the Consolidated Financial Statements prepared in accordance with GAAP.

(C) AEB defines non-performing loans as loans (other than certain smaller-balance loans) on which the accrual of interest is discontinued because the contractual payment of principal or interest has become 90 days past due or if, in management's opinion, the borrower is unlikely to meet its contractual obligations. For smaller-balance loans, management establishes reserves it believes to be adequate to absorb credit losses inherent in the portfolio. Generally, these loans are written off in full when an impairment is determined or when the loan becomes 120 or 180 days past due, depending on loan type.

(D)  Allocation of reserves (millions):

       Loans                                       $          96    $    103    $     106     $        113    $         117
       Other assets, primarily matured foreign
        exchange and other derivative contracts                1           1            6                6                6
       Other credit-related commitments                        1           1            1                2                2
                                                   -------------    ---------   ---------     ------------    -------------
         Total reserve for credit losses           $          98    $    105    $     113     $        121    $         125
                                                   =============    =========   =========     ============   ==============

(E)  Includes assets managed by American Express Financial Advisors.

(F) Excludes American Express International Deposit Company's total assets (which are 100% consolidated at AEFA ) for each period presented (and which totaled $5.2 billion at September 30, 2004).

(G)  Based on legal entity financial information.